June 30, 2004

Management Discussion and Analysis

The Bruce Fund shares produced a total return of 62.52% for the year ended June 30, 2004, compared to a total return of 19.11% for the S&P 500 Index for the same period. Both stock and bond holdings performed well in the period.

Fund management concentrates its efforts at finding what it sees as the best opportunities for capital appreciation. Recent areas of interest have been small-cap or micro-cap equities, equally divided between value, growth and turnaround plays. Other areas of interest continue to be restructuring companies, and high yielding debt securities. We have attempted to find securities, whether they are stocks or bonds, which offer a potential for capital appreciation, in our opinion. We look for situations where ideally we can hold the securities for a long period of time.

As stated in the Prospectus, the Fund's objective is long-term capital appreciation from stocks and/or bonds. Shareholders are invited to use the toll-free number (800) 347-8607 to obtain any Fund information (including the proxy voting record), or can visit www.thebrucefund.com, to obtain the same.

Actual Fund expenses for a $1,000 investment for the year period would have been $19.01. Assuming a 5% total return for the period, the expenses for a $1,000 investment would have been $12.28.

Chart
	Bruce Fund	S&P 500
Year 1     $12,578		$12607
2	15195		15884
3	16126		21396
4	20927		27850
5	18111		34188
6	18371		36667
7	24298		31229
8	26305		25611
9	37351		25678
10	60703		30585

Bruce Fund Average Annual Total Return
		One Year	Five Years Ten Years
Untaxed		62.52%	27.37%	 19.76%
Maximum Tax Rate   60.48%	24.49%	 17.55%
MTR & Liquidated     46.54%	22.55%	 16.46%









After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; and actual after-tax returns depend on the investor's tax situation and are not relevant in tax deferred accounts. Past performance is not predictive of future results.




                  BRUCE FUND, INC.
	BALANCE SHEET
	JUNE 30, 2004

ASSETS
Investments, at Market Value
 (Cost $8,827,673)                        $13,292,115
Cash	                                           1,681,478
Dividends Receivable                                 650
Interest Receivable                                 62,604
Prepaid Insurance                                        493

	TOTAL ASSETS        $15,037,340

LIABILITIES
SecuritiesPayable                       $     105,250
Accrued Expenses                               43,294

	TOTAL LIABILITIES         148,544

CAPITAL
Capital Stock (52,548 Shares of $1 Par Value
 Capital Stock Issued and Outstanding; 200,000
 Shares Authorized)                                         52,548
Paid-in Surplus                                           9,515,454
Accumulated Undistributed Net
 Investment Income                                       296,932
Accumulated Net Realized Gains on
 Investments                                                   559,420
Net Unrealized Appreciation on
 Investments                                                4,464,442

TOTAL CAPITAL (NET ASSETS)      $14,888,796

TOTAL LIABILITIES AND CAPITAL   $15,037,340

NET ASSET VALUE (Capital) Per Share  $ 283.34

The accompanying notes are an integral part of this statement.




	BRUCE FUND, INC.
	STATEMENT OF OPERATIONS
	FOR THE YEAR ENDED JUNE 30, 2004

INVESTMENT INCOME
Dividends       	               $  36,348
Interest		                 222,948
			                          $ 259,296
EXPENSES
Management Fees	              $ 85,923
Custodian/Security Transaction  2,262
Directors        	                       200
Transfer Agent Fees  	10,000
Audit and Accounting Fees	10,220
Insurance                    	1,004
Printing                                             156

Total Expenses Before Expense Reimbursement  109,765

	Expense Reimbursement          	(8,868)

	Net Expenses	                               100,897

	NET INVESTMENT INCOME 	             158,399

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net Realized Gains on Investments                         632,624
Net Change in Unrealized Appreciation
 on Investments                                                       2,994,863

	NET GAIN ON INVESTMENTS          3,627,487

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	                                         $ 3,785,886


The accompanying notes are an integral part of this statement.















 	BRUCE FUND, INC.
	NOTES TO FINANCIAL STATEMENTS
	June 30, 2004



NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

The financial statements of Bruce Fund, Inc. (the "Fund") have been prepared in conformity with accounting principles generally accepted in the United States of America
 ("US GAAP") and reporting practices prescribed for the mutual fund industry. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

A description of the significant accounting policies follows:

1.	Portfolio valuation:  Market value of investments
 is based on thelast sales price reported on each valuation date. If there were no reported sales on that day, the investments are valued using the mean of the closing bid and asked quotations obtained from published sources.
 NASDAQ and unlisted securities for which quotations are available are valued at the closing bid price.

2.	Securities transactions and investment income:
Securities transactions are recorded on a trade date basis.
 Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned, and discounts on investments are accreted into income using the effective interest method.
  Realized gains or losses from securities transactions are recorded on the specific identification method for both book and tax purposes. At June 30, 2004, the cost of investments held was $8,827,673 for both financial reporting and federal income tax purposes. At June
30, 2004, gross unrealized appreciation on investments was $4,776,337 and gross unrealized depreciation on investments was $(311,895) for both financial reporting and federal income tax purposes.

3.	In preparing financial statements in conformity
 with accounting principles generally accepted in the United
 States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE B - CAPITAL STOCK:

During the years ended June 30, 2004 and June 30, 2003, there were 458 and 1,545 shares redeemed; 22,207 and
 2,053 shares issued and 1,798 and 3,071shares issued through dividend reinvestment, respectively.


 NOTE C - PURCHASES AND SALES OF SECURITIES:

During the year ended June 30, 2004, purchases and sales of securities with original maturities of greater than one year were $6,074,847 and $1,801,498 respectively.


NOTE D - RELATED PARTIES

Bruce and Company, an Illinois corporation, is the investment advisor of the Fund and furnishes investment advice. In addition it provides office space and facilities and pays the cost of all prospectuses and financial reports (other than those mailed to current shareholders). During 2004 the investment adviser also voluntarily absorbed certain transfer agent expenses of the
 Fund that the investment adviser felt exceeded the amount that would have been charged to the Fund, based on its size.
 These expenses approximated $8,868 in 2004.
Compensation to Bruce and Company for its services under the Investment Advisory Contract is paid monthly based on the following:

   Annual Percentage Fee 	Applied to Average Net
Assets of Fund
       1.0%                                           Up to $20,000,000;
plus   0.6%                             $20,000,000 to $100,000,000; plus
            0.5%                                      over $100,000,000.

As of June 30, 2004, Robert B. Bruce owned 12,525 shares and R. Jeffrey Bruce owned 1,794 shares. Robert B. Bruce is a director of the Fund; both Robert B. Bruce and R. Jeffrey
 Bruce are officers of the Fund and are officers, directors and owners of the investment advisor, Bruce and Company.

NOTE E - TAXES:

The Fund has made distributions to its shareholders so as
 to be relieved of all Federal income tax under provisions of current tax regulations applied to regulated investment companies, and personal holding companies.
NOTE F - DIVIDEND DISTRIBUTION:

During December 2003, the Fund announced a dividend
 from net investment income of $5.35 per share, aggregating
$170,748 and a long-term capital gain distribution of $7.65 per share aggregating $244,153. These distributions were payable December 31, 2003 to shareholders of record on
December30,2003.



  	BRUCE FUND, INC.


	REPORT TO SHAREHOLDERS

	_______________________

	Fiscal Year Ended
	June 30, 2004



BRUCE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED JUNE 30, 2004 AND 2003

		                                     2004              2003
OPERATIONS
Net Investment Income	          $  158,399       $  167,338
Net Realized Gains on Investments        632,624           344,104
Net Change in Unrealized Appreciation
 on Investments                                     2,994,863	1,076,501
Net Increase in Net Assets
   Resulting from Operations                3,785,886        1,587,943

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income (170,748)   (134,178)
Distributions from Net Capital Gains         (244,153)	  (313,925)
Decrease in Net Assets Resulting from
     Distributions to Shareholders           (414,901)        (448,103)

CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued            5,883,514	  316,408
Increase from Shares Issued in Reinvested
  Distributions                                        410,090	  443,898
Cost of Shares Redeemed                (119,655)           (259,373)
Increase in Net Assets Resulting from
    Capital Stock Transactions         6,173,949	  500,933

TOTAL INCREASE                         9,544,934       1,640,773

NET ASSETS
Beginning of Year                             5,343,862       3,703,089
End of Year (including accumulated undistributed
  net investment income of $296,932 and $263,772,
  respectively)                                  $14,888,796     $5,343,862




The accompanying notes are an integral part of these statements.



REPORT OF INDEPENDENT REGISTERED
 PUBLIC ACCOUNTING FIRM




Shareholders and Board of
Directors of Bruce Fund, Inc.:

We have audited the accompanying balance sheet of Bruce
 Fund, Inc. (a Maryland corporation), including the schedule of investments, as of June 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 2004 and June 30, 2003, and thefinancial highlights included in Note G for the four years ended June 30, 2004.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
 The financial highlights included in Note G for the year ended June 30, 2000 were audited by other auditors, who issued unqualified opinions on these highlights.

We conducted our audits in accordance with standards
 of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures
 included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bruce Fund, Inc. as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for the years ended June 30, 2004 and June 30, 2003, and the financial highlights for the four years ended June 30, 2004, in conformity with accounting principles generally accepted in the United States of America.

GRANT THORNTON LLP


Chicago, Illinois
July 23, 2004


NOTE G - FINANCIAL HIGHLIGHTS:

Selected data for each share of capital stock outstanding through each year is presented below :
     2004       2003       2002        2001         2000


Net Asset Value,
 Beginning of Period  (B)
 184.27    $145.67    $157.42       $128.15     $135.51
 Net Investment Income
   4.41            6.19          6.76             4.74            4.41
 Net Gains or (Losses)
 on Investments
107.66          50.11          6.74           35.43          (3.77)
(both realized and unrealized)
Total From Investment Operations
112.07           56.30        13.50           40.17           0.64
Distribution (from net investment
income) (A)
(5.35)          (5.30)       (8.00)          (1.90)          (4.50)
Distribution (from net
 capital gain) (A)
 (7.65)        (12.40)     (17.25)          (9.00)          (3.50)
  Total Distributions
 (13.00)       (17.70)     (25.25)        (10.90)          (8.00)

Net Asset Value,
 End of Period (C)
 $283.34      $184.27   $145.67     $ 157.42     $ 128.15
 Total Return
   62.52%        41.99%     8.26%        32.26%       1.44%
Ratios/Supplemental Data

Net Assets, End of
 Period ($ million)
 $14.88          $ 5.34     $   3.70        $   3.29         $  2.52
Ratio of Expenses to
 Average Net Assets
 1.17%           1.41%      1.46%         1.60%          1.71%
Ratio of Net Income
 to Average Net Assets
 1.81%         4.11%      4.27%         3.28%          3.55%
Portfolio Turnover Rate
 22.01%         30.72%     28.59%       49.42%     22.26%

Figures are based on average daily shares outstanding during year, with thefollowing exceptions: (A) number of shares at dividend payment date, (B) number of shares at beginning of year, (C) number of shares at end of year.

Ratio of expenses to average net assets before
 reimbursement for
     2004, 2003, 2002, 2001,and 2000 was
   1.27%,1.62%,  1.67%, 1.85% and 2.18% respectively.

Ratio of net income to average net assets before reimbursement for
    2004, 2003, 2002, 2001, and 2000 was
  1.70%, 3.90%, 4.07%, 3.03%,and  3.08% respectively.

  BRUCE FUND
OFFICERS AND
  DIRECTORS


Robert B. Bruce
President and Treasurer


R. Jeffrey Bruce
Vice President and Secretary


John R. Nixon
Director


W. Martin Johnson
Director


Investment Adviser
	Bruce and Co., Inc.
	Chicago, Illinois


Custodian
	Fifth Third Bank
	Cincinnati, Ohio


Transfer Agent
	Unified Fund Services, Inc.
	Indianapolis, Indiana


Counsel
	Thomas P. Ward
	Lake Forest, Illinois


Independent Registered Public Accounting Firm
	Grant Thornton LLP
	Chicago,	 Illinois